Gumi Tel-Aviv LTD

גומי תל אביב בע"מ

Gumi Tel aviv Ltd

גומי תל-אביב בע"מ

May 5, 2013

Dear Mr. Gonen

I am pleased to announce you that we have completed phase one of the engineering process. We believe that we have now a full set of drawings that will enable us to manufacture the first Prototype.

As soon as first prototype is manufactured we will execute industrial tests that will lead us to final set of drawings and as a result, manufacture a commercial prototype.

As soon as we have commercial prototype we will start conducting a comprehensive market research with the hope to get enough data to initiate marketing efforts

Regards

Zvi Azulay

Gumi Tel Aviv Ltd

www.gumi.co.il

גומי תל-אביב בע"מ
המשביר 10 א.ת. חולון 58855
טל. 03-5599703 ,7357700
פקס. 03-5599702

יצרני גומי, פלסטיקה הנדסית וחומרי אטימה לתעשייה

רח' המשביר, 10 א.ת. חולון 58855 טל. (רב קווי): Tel. 03-5599703 ,7357700

פקס. Fax. 03-5582111 ,5599702 מען למכתבים: ת.ד. 1858, חולון 58117

כתובתינו באינטרנט: E-mail: gumi@gumi.co.il, Web Site: www.gta.co.il.